Exhibit 10.1

SECOND AMENDMENT
TO
AMENDED AND RESTATED SECURED PROMISSORY NOTE

This SECOND AMENDMENT TO AMENDED AND RESTATED SECURED PROMISSORY NOTE (this “Amendment”), dated as of September 7, 2026, amends that certain Amended and Restated Secured Promissory Note, dated as of July 22, 2024, as amended, restated, supplemented and otherwise modified from time to time up to the date hereof (the “Note”), by and among GLOO HOLDINGS, LLC, a Delaware limited liability company (the “Company”), and FMAB PARTNERS, LP (the “Holder”).

WHEREAS, the Company and the Holder desire to amend certain provisions of the Note; and

WHEREAS, terms capitalized but not otherwise defined herein shall have the meanings ascribed to such terms in the Note.

NOW, THEREFORE, in consideration of the mutual covenants and agreements herein made and other good and valuable consideration, the undersigned agree as follows:

1. Section 1(a) of the Note is hereby amended and restated in its entirety to read as follows:

(a) Maturity Date. At any time on or after April 23, 2028 (the “Maturity Date”), if this Note has not been paid in full, the Holder may elect to either (i) demand, upon thirty (30) days’ written notice to the Company, payment of the entire outstanding principal balance of this Note together with all accrued and unpaid interest thereon or (ii) continue to hold the Note and interest shall continue to accrue on the unpaid principal balance hereof until such time when this Note is paid in full.

2. Except as expressly amended in accordance with this Amendment, the Note shall remain unmodified and in full force and effect. Any reference to the Note in any other document shall refer to the Note as amended hereby. In the event of any conflict between the terms of the Note and the terms of this Amendment, the terms of this Amendment shall control.

7. This Amendment may be executed, including by electronic transmission, in one or more counterparts, each of which when so executed shall be deemed to be an original and all of which together shall constitute one and the same instrument.

8. This Amendment shall be construed and enforced in accordance with the laws of the State of Colorado without regard to the application of the principles of conflicts or choice or laws.

[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned have executed this Amendment on the day and year first indicated above.

THE COMPANY:

GLOO HOLDINGS, LLC, a Delaware limited liability company
By: /s/ Scott Beck
Name: Scott Beck Title: President & Chief Executive Officer
THE HOLDER:

FMAB PARTNERS, LP By: JAJO LLC, its general partner
By: /s/ Jack D. Furst
Name: Jack D. Furst Title: President

Signature Page to Second Amendment to Amended and Restated Secured Promissory Note